Supplement Dated November 9, 2023
to the Thrivent Emerging Markets Equity Portfolio Summary Prospectus, Thrivent International Allocation Portfolio Summary Prospectus, Thrivent Series Fund, Inc. Prospectus, and Thrivent Series Fund, Inc. Statement of Additional Information, each dated April 30, 2023
Effective as of November 1, 2023, Nick Cai, CFA, FRM, CAIA is no longer a portfolio manager for Thrivent Emerging Markets Equity Portfolio or Thrivent International Allocation Portfolio. Noah J. Monsen, CFA and Jing Wang, CFA will continue to serve as portfolio managers for Thrivent Emerging Markets Equity Portfolio. Noah J. Monsen, CFA, Brian W. Bomgren, CQF, and Jing Wang, CFA will continue to serve as portfolio managers for Thrivent International Allocation Portfolio.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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